Exhibit 99.2

Third Quarter 2020 Investor Presentation

FORWARD-LOOKING STATEMENTS This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2020 Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the impact and uncertainty created by the ongoing COVID-19 pandemic, including, but not limited to, its effects on our employees, facilities, customers and suppliers, the availability and cost of raw materials and other supplies, logistics and transportation, governmental regulations and restrictions, and general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts and acquisition and divestiture activities; the success of the Company’s efforts to explore strategic alternatives for certain non-core product lines; the effectiveness of the Company’s past restructuring activities; changes in costs of raw materials, including energy; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This release contains time sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized. 2 sensient.com

NON-GAAP FINANCIAL MEASURES Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share (which exclude the results of the product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (2) adjusted results by segment (which exclude the results of the product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (3) percentage changes in revenue, operating income, diluted earnings per share, and adjusted EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, the results of product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (4) free cash flow (which is net cash provided by operating activities less capital expenditures), and (5) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the product lines divested or to be divested, the divestiture and other related costs, and operational improvement plan costs). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this document and on our website at www.sensient.com for reconciliations and additional information. 3 sensient.com

Over 135 years of Industry Leadership Established in 1882 as Meadow Springs Distillery Evolved into Universal Foods as a diversified food and ingredients company Name changed to Sensient Technologies Corporation in 2000 Today, we are a provider of advanced technologies, serving markets with strong growth profiles through delivery of customized solutions for food and beverages, pharmaceutical, personal care, and other applications. 4 sensient.com

Innovative Technologies Creating Unique Solutions Applications expertise and solutions-based selling High impact relative to cost Technically-driven products that are difficult to replace Strong consumer trends Opportunities to grow organically and through M&A 5 sensient.com

Focusing our portfolio and strengthening our commitment to the end markets Investing in core focus areas of Flavors and Extracts, Natural Ingredients, Food and Pharmaceutical Colors, and Personal Care Divesting non-core product lines (inks, fragrances, and yogurt fruit prep product lines) where Sensient lacks scale to compete The sale of these product lines solidifies our focus on core strategic businesses and improves the Company’s future growth profile 6 sensient.com

Global Revenue by Group Color Group 2019 Revenue: $535M  Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care  Flavors and Extracts Group 2019 Revenue: $700M Core Areas of Focus: Flavors and Extracts, Natural Ingredients, and Other Flavor Ingredients  Asia Pacific Group 2019 Revenue: $118M Core Areas of Focus: Flavors and Colors for food and beverage 7 * 2019 Global Revenues include intercompany sales which are eliminated on a consolidated basis.  sensient.com

Global market leader Natural color innovator Unmatched innovation & applications expertise Color Group 8 sensient.com

Color Overview 2019 Revenue $535 Million Food and Pharmaceutical (Previously named Food and Beverage)  63% of2019 Segment Revenue LC Revenue Change Q3 ’20+3.2% YTD’20 +3.3% •Market trend toward natural colors in food and beverage•Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts Personal Care 30% of2019 Segment Revenue LC Revenue Change Q3 ’20(11.8%) YTD’20 (10.8%) LC Revenue Change Q3 ’20(11.8%) YTD’20 (10.8%) Inks 7% of2019 Segment Revenue •Completed divestiture in June 2020  * Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document. 9 sensient.com

Flavors &Extracts Group Broad product offering Unique ability to service global, regional, and local customers Leading technology platforms Unmatched applications expertise 10 sensient.com

Flavors & Extracts Overview



2019 Revenue $700 Million

Flavors, Extracts, and Flavor Ingredients

54% of 2019 Segment Revenue

LC Revenue Change	
Q3 '20	+11.9%
YTD '20	+4.4%

- Opportunities for on trend products with extracts, taste modulation, and natural flavors

Natural Ingredients

31% of 2019 Segment Revenue

LC Revenue Change	
Q3 '20	+14.5%
YTD '20	+12.1%

- Leading provider of dehydrated onion, garlic, and other products

Fragrances

12% of 2019 Segment Revenue

LC Revenue Change	
Q3 '20	(11.0%)
YTD '20	(2.8%)

- Targeted for divestiture

Yogurt Fruit Prep

3% of 2019 Segment Revenue

- Completed divestiture in September 2020

** Local-currency (LC) revenue is a Non-GAAP metric. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

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Asia Pacific Group Sensient’s sales of flavors and colors for Food and Pharmaceutical are managed on a geographic basis and reported as a separate segment Manufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India; R&D capabilities in Singapore, Thailand, and China Annual revenues of $118 million and operating income of $19 million in 2019 Strong long-term growth potential 12 sensient.com

2020 Q3 Highlights Flavors & Extracts Group sales were up for the third consecutive quarter, driven by strong sales in Natural Ingredients and continued growth in Flavors, Extracts, and Flavor Ingredients Color Group sales were down slightly due to continued lower demand for makeup in the Personal Care business Food and Pharmaceutical color sales were up 3.2% in local currency Asia Pacific Group revenue was up low-single digits and profit grew double-digits Divested the yogurt fruit prep product line in September Operational improvement plan initiated to reduce costs, primarily through the consolidation of certain cosmetic manufacturing operations * Local-currency revenue is a Non-GAAP metric. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  13 sensient.com

2020 Q3 Segment Results



Local Currency Adjusted Revenue*	Q3	YTD
Color	(1.5%)	(1.2%)
Flavors & Extracts	12.9%	7.2%
Asia Pacific	2.1%	3.0%

Local Currency Adjusted Operating Income*	Q3	YTD
Color	3.0%	(3.1%)
Flavors & Extracts	24.1%	4.0%
Asia Pacific	15.5%	16.9%

Color Group third quarter revenue decreased due to lower volume in makeup in Personal Care offsetting continued growth in Food and Pharmaceutical colors. Operating income was up in the quarter due to higher volumes and product mix in Food and Pharmaceutical colors.

Flavors & Extracts Group reported higher revenue in the quarter as a result of solid sales in Natural Ingredients and a continued increase in sales of Flavors, Extracts, and Flavor Ingredients. Operating income was up as a result of the higher volumes and the realized benefits from ongoing cost control efforts.

Asia Pacific Group third quarter revenue increased due to growth in certain regions, which was partially offset by COVID restrictions in other countries. Operating income improved substantially due to volume growth and the Group's cost control plans yielding results.

** Local-currency adjusted revenue and adjusted operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

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2020 Q3 Consolidated Results



	Q3	YTD
Local Currency Adjusted Revenue*	+6.1%	+3.0%
Local Currency Adjusted Operating Income*	+10.1%	(3.9%)
Local Currency Adjusted Diluted EPS*	+6.8%	(3.4%)
Local Currency Adjusted EBITDA*	8.9%	(0.4%)

Q3 consolidated revenue was up due to strong sales growth across the majority of the Flavors & Extracts Group portfolio, Food and Pharmaceutical colors, and in certain regions in Asia Pacific. Consolidated revenue continues to be impacted by COVID-19, in particular our Personal Care business and certain countries within Asia Pacific continue to be negatively impacted.

Q3 consolidated operating income was up due to volume growth in Flavors, Extracts, and Flavor Ingredients, Food and Pharmaceutical colors, and Asia Pacific coupled with the realized benefits from our cost control initiatives. The operating income improvement was partially offset by lower volume in Personal Care, higher year-over-year Corporate expenses related to performance-based compensation, and higher Natural Ingredient raw material costs.

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** Local-currency adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

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 16    sensient.com  Capital Allocation  Prioritize ROI capital projects  Maintain dividend payout ratio  Debt reduction to maintain targeted leverage  Maintain financial flexibility to pursue M&A  Excess capital returned to shareholders through opportunistic share repurchases                      $137  $177  $50  $87  $77  $48  $48  $50  $54  $57  $62  $79  $80  $81  $56  $51  $39  $8  $31  $25  $9  $87  $-  $50  $100  $150  $200  $250  $300  $350  2014  2015  2016  2017  2018  2019  DOLLARS IN MILLIONS        Share Repurchase    Acquisitions  Dividends    Debt Repayments  Capital Expenditures

2020 Financial Outlook



Metric	Guidance	
Diluted EPS (GAAP)	$2.10 to $2.35	
Adjusted Diluted EPS in Local Currency	$2.60 to $2.80	• Excludes divestiture and other related costs and operational improvement plan costs • Excludes results of operations of product lines divested or to be divested
Adjusted Local Currency Revenue	Low to mid-single digit growth	• Excludes revenue of product lines divested or to be divested
Adjusted Operating Income	Flat to down low-single digits	• Excludes divestiture and other related costs and operational improvement plan costs • Excludes results of operations of product lines divested or to be divested • Lower than prior year due to higher non-cash stock compensation expense
Adjusted EBITDA	Low to mid-single digit growth	• Excludes divestiture and other related costs and operational improvement plan costs • Excludes results of operations of product lines divested or to be divested

The 2020 outlook, on an adjusted basis, provided above excludes the results of operations for the product lines we have divested or are planning to divest. Because it is uncertain when the final divestiture will conclude, it is difficult to predict its impact to our full year results. For reference, the product lines divested or to be divested represented approximately $140 million in 2019 annual revenue and approximately $2 million of 2019 annual operating income.

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** Local-currency adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document and on www.Sensient.com.*

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 18    sensient.com  Why Invest?    Strong competitive position‘Sticky’ business (& low portion of customer costs) Global presenceExposure to stable and growing markets Focused on improving returns and on growth

ESG Information

Click here to access our

2019 CORPORATE RESPONSIBILITY REPORT

Environmental	Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources. • Long-term goals to **reduce** Energy, Water, and Hazardous **Waste intensity** • Seed-to-shelf program focused on **sustainable supply chain** • Emphasis on new products and technologies that **minimize waste and environmental impacts** • **Chemical Risk Strategy** implemented to identify and reduce risk in our portfolio
Social	Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities. • Sensient's Code of Conduct and Supplier Code of Conduct require **strong ethical behavior, fair employment practices, and strict human rights practices** and **product safety standards** • Robust product, environmental, and raw material **safety programs** designed to **exceed industry standards**. • Raw material **traceability and sustainability** programs • **Support for our local communities** through volunteerism, financial donations, sponsorships, and employee education opportunities
Governance	Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices through our comprehensive corporate governance framework. • Board comprised of a majority of **independent directors** with diverse and accomplished backgrounds. • Committed to **board diversity and refreshment,** we are a 2020 Women on Boards Winning Company for the seventh year in a row and we have added seven new directors over the past five years. 40% of our Board is female. • Robust Code of Conduct built on a foundation of **ethics, safety and quality, and professionalism** resulting in ethical and lawful conduct of our business. • Executive **compensation strongly tied to performance**.

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 APPENDIX – NON-GAAP TABLES

Non-GAAP Financial Measures

Non-GAAP Financial Measures

Within the following tables, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share (which exclude the results of the product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (2) adjusted results by segment (which exclude the results of the product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (3) percentage changes in revenue, operating income, diluted earnings per share, and adjusted EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, the results of product lines divested or to be divested, the divestiture and other related costs, and the operational improvement plan costs), (4) free cash flow (which is net cash provided by operating activities less capital expenditures), and (5) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the product lines divested or to be divested, the divestiture and other related costs, and operational improvement plan costs).

The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report and the Company's SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Revenue (GAAP)	$ 323,566	$ 317,650	$ 997,333	$ 1,004,349
Revenue of the product lines divested or to be divested	(23,588)	(34,112)	(88,390)	(109,489)
Adjusted revenue	$ 299,978	$ 283,538	$ 908,943	$ 894,860
Operating income (GAAP)	$ 41,155	$ 38,788	$ 117,841	$ 135,576
Divestiture & other related costs (income) – Cost of products sold	(148)	-	1,791	-
Divestiture & other related costs – Selling and administrative expenses	312	-	8,689	-
Operating income of the product lines divested or to be divested	(2,449)	(856)	(4,165)	(1,233)
Operational improvement plan – Cost of products sold	35	-	35	-
Operational improvement plan – Selling and administrative expenses	2,606	-	2,606	-
Adjusted operating income	$ 41,511	$ 37,932	$ 126,797	$ 134,343
Net earnings (GAAP)	$ 32,910	$ 31,871	$ 84,303	$ 99,009
Divestiture & other related costs, before tax	164	-	10,480	-
Tax impact of divestiture & other related costs	(787)	-	(1,212)	-
Net earnings of the product lines divested or to be divested, before tax	(2,449)	(856)	(4,165)	(1,233)
Tax impact of the product lines divested or to be divested	655	87	1,155	203
Operational improvement plan costs, before tax	2,641	-	2,641	-
Tax impact of operational improvement plan	(656)	-	(656)	-
Adjusted net earnings	$ 32,478	$ 31,102	$ 92,546	$ 97,979
Diluted earnings per share (GAAP)	$ 0.78	$ 0.75	$ 1.99	$ 2.34
Divestiture & other related costs (income), net of tax	(0.01)	-	0.22	-
Result of operations of the product lines divested or to be divested, net of tax	(0.04)	(0.02)	(0.07)	(0.02)
Operational improvement plan costs, net of tax	0.05	-	0.05	-
Adjusted diluted earnings per share	$ 0.77	$ 0.74	$ 2.19	$ 2.32

Note: EPS Calculations may not foot due to rounding differences

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Non-GAAP Financial Measures (Cont'd)

The following table summarizes the percentage change in the 2020 results compared to the 2019 results for the corresponding periods:

	Three Months Ended September 30, 2020				Nine Months Ended September 30, 2020			
Revenue	Total	Foreign Exchange Rates	Divestiture & Operational Improvement Plan Impact	Adjusted Local Currency	Total	Foreign Exchange Rates	Divestiture & Operational Improvement Plan Impact	Adjusted Local Currency
Flavors & Extracts	9.1%	0.5%	(4.3%)	12.9%	4.1%	(0.8%)	(2.3%)	7.2%
Color	(8.3%)	(1.2%)	(5.6%)	(1.5%)	(7.0%)	(2.6%)	(3.2%)	(1.2%)
Asia Pacific	2.0%	0.4%	(0.5%)	2.1%	1.6%	(1.2%)	(0.2%)	3.0%
Total Revenue	**1.9%**	**(0.2%)**	**(4.0%)**	**6.1%**	**(0.7%)**	**(1.6%)**	**(2.1%)**	**3.0%**
Operating Income								
Flavors & Extracts	35.5%	(0.3%)	11.7%	24.1%	11.0%	(0.9%)	7.9%	4.0%
Color	0.5%	(0.4%)	(2.1%)	3.0%	(7.4%)	(2.3%)	(2.0%)	(3.1%)
Asia Pacific	13.3%	(1.4%)	(0.8%)	15.5%	16.0%	(0.5%)	(0.4%)	16.9%
Corporate & Other	61.6%	0.0%	36.7%	24.9%	100.3%	0.0%	63.8%	36.5%
Total Operating Income	**6.1%**	**(0.6%)**	**(3.4%)**	**10.1%**	**(13.1%)**	**(1.8%)**	**(7.4%)**	**(3.9%)**
Diluted Earnings Per Share	**4.0%**	**0.0%**	**(2.8%)**	**6.8%**	**(15.0%)**	**(1.8%)**	**(9.8%)**	**(3.4%)**
Adjusted EBITDA	**8.6%**	**(0.3%)**	**N/A**	**8.9%**	**(1.9%)**	**(1.5%)**	**N/A**	**(0.4%)**

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23  sensient.com  Non-GAAP Financial Measures (Cont’d)  Note: *Inks was divested in June 2020 and Yogurt Fruit Prep was divested in September 2020.  Revenue  Total    Foreign Exchange Rates    Local Currency    Total    Foreign Exchange Rates    Local Currency  Flavors, Extracts and Flavor Ingredients  11.9%    0.0%    11.9%    3.1%    (1.3%)    4.4%  Natural Ingredients  14.5%    0.0%    14.5%    12.0%    (0.1%)    12.1%  Fragrances  (7.0%)    4.0%    (11.0%)    (3.9%)    (1.1%)    (2.8%)  Yogurt Fruit Prep*  (32.3%)    0.0%    (32.3%)    (26.6%)    0.0%    (26.6%)  Flavors & Extracts Group  9.1%    0.5%    8.6%    4.1%    (0.8%)    4.9%  Food and Pharmaceutical  2.0%    (1.2%)    3.2%    0.7%    (2.6%)    3.3%  Personal Care  (12.6%)    (0.8%)    (11.8%)    (13.0%)    (2.2%)    (10.8%)  Inks*  (93.5%)    (2.4%)    (91.1%)    (52.3%)    (3.6%)    (48.7%)  Color Group  (8.3%)    (1.2%)    (7.1%)    (7.0%)    (2.6%)    (4.4%)  Asia PacificTotal revenue including product lines divested or to be divested  2.0%1.9%    0.4%(0.2%)    1.6%2.1%    1.6%(0.7%)    (1.2%)(1.6%)    2.8%0.9%   Three Months Ended September 30, 2020   Nine Months Ended September 30, 2020

 24    sensient.com  Q3 Divested Operations  Results by Segment Three Months Ended September 30,                 Divestiture &Operational Improvement    Adjusted        Divestiture    Adjusted  Revenue   2020     Plan Impact    2020    2019    Impact    2019  Flavors & Extracts  $ 182,866    $ (22,978)    $ 159,888    $ 167,577    $ (25,954)    $ 141,623  Color  116,414    (669)    115,745    127,005    (8,176)    118,829  Asia Pacific  30,740    (68)    30,672    30,125    (237)    29,888  Intersegment elimination   (6,454)     127      (6,327)     (7,057)     255      (6,802)  Consolidated   $ 323,566      $ (23,588)     $ 299,978      $ 317,650      $ (34,112)     $ 283,538   Operating Income                        Flavors & Extracts  $ 23,844    $ (2,241)    $ 21,603    $ 17,600    $ (109)    $ 17,491  Color  23,559    (185)    23,374    23,436    (689)    22,747  Asia Pacific  6,123    (23)    6,100    5,406    (58)    5,348  Corporate & Other   (12,371)     2,805      (9,566)     (7,654)     -      (7,654)  Consolidated   $ 41,155      $ 356     $ 41,511    $ 38,788    $ (856)    $ 37,932

 25    sensient.com  YTD Divested Operations  Results by Segment   Nine Months Ended September 30,                   Divestiture &Operational Improvement    Adjusted        Divestiture    Adjusted  Revenue   2020     Plan Impact    2020    2019    Impact    2019  Flavors & Extracts  $ 552,975    $ (75,165)    $ 477,810    $ 531,264    $ (82,055)    $ 449,209  Color  381,205    (13,242)    367,963    409,796    (27,590)    382,206  Asia Pacific  89,062    (402)    88,660    87,646    (563)    87,083  Intersegment elimination   (25,909)     419      (25,490)     (24,357)     719      (23,638)  Consolidated   $ 997,333      $ (88,390)     $ 908,943      $ 1,004,349      $ (109,489)     $ 894,860   Operating Income                        Flavors & Extracts  $ 67,467    $ (5,078)    $ 62,389    $ 60,775    $ (197)    $ 60,578  Color  75,486    1,029    76,515    81,512    (894)    80,618  Asia Pacific  16,031    (116)    15,915    13,825    (142)    13,683  Corporate & Other   (41,143)     13,121      (28,022)     (20,536)     -      (20,536)  Consolidated   $ 117,841     $ 8,956    $ 126,797    $ 135,576    $ (1,233)    $ 134,343

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